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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 14, 2008

                             Littlefield Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                       0-24805              74-2723809
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
 incorporation or organization)                             Identification No.)

                           2501 North Lamar Boulevard
                               Austin, Texas 78705
                     (Address of principal executive office)
                    Issuer's telephone number: (512) 476-5141









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                                EXPLANATORY NOTE

We are amending the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2008 to include the Statement of Revenues and Direct Operating Expenses and Pro Forma Financial Information set forth below under Item 9.01 Financial Statements and Exhibits.


Section - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.


(a) Financial statements of business acquired

Attached hereto as Exhibit 99.1 is the audited statement of revenues and direct operating expenses for the year ended December 31, 2007.

Attached hereto as Exhibit 99.2 is the unaudited statement of revenues and direct operating expenses for the six months ended June 30, 2008.

(b) Pro forma financial information

Attached hereto as Exhibit 99.3 is unaudited pro forma combined financial information - December 31, 2007.

(c) Pro forma financial information

Attached hereto as Exhibit 99.4 is unaudited pro forma combined financial information -six months ended June 30, 2008


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LITTLEFIELD CORPORATION

Dated:   September 26, 2008      By: /s/ Richard S. Chilinski
                                 -------------------------------------------
                                 Richard S. Chilinski
                                 EVP and Chief Financial Officer




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

INDEX TO EXHIBITS

Exhibit Number    Description
--------------    -----------
Ex-99.1           Financial Statements of Business Acquired - December 31, 2007
                      Statement of Revenues and Direct Operating Expenses

Ex-99.2           Financial Statements of Business Acquired - Six-months ended June 30, 2008
                      Statement of Revenues and Direct Operating Expenses

Ex-99.3           Unaudited Pro Forma Combined Financial Information - Year ended December 31, 2007

Ex-99.4           Unaudited Pro Forma Combined Financial Information - Six months ended June 30, 2008






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